Exhibit 10.18
ASSUMPTION AGREEMENT, effective as of January 26, 2009, made by CAMPUS AUTHENTIC LLC, a Delaware limited liability company (the “Additional Grantor”), in favor of JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions (the “Lenders”) parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.
W I T N E S S E T H :
WHEREAS, NBC Holdings Corp. (“SuperHoldings”), NBC Acquisition Corp. (“Holdings”), Nebraska Book Company, Inc. (the “Borrower”), the Lenders, certain financial institutions acting as agents and the Administrative Agent have entered into the Credit Agreement, dated as of February 13, 1998, as amended and restated as of December 10, 2003, and as further amended and restated as of March 4, 2004 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, in connection with the Credit Agreement, SuperHoldings, Holdings, the Borrower and certain of their Affiliates (other than the Additional Grantor) have entered into the Amended and Restated Guarantee and Collateral Agreement, dated as of February 13, 1998, as amended and restated as of December 10, 2003, and as further amended and restated as of March 4, 2004 (as further amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) in favor of the Administrative Agent for the benefit of the Secured Parties;
WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and
WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;
NOW, THEREFORE, IT IS AGREED:
1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.15 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules 1, 3, 4, 5 and 6 to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.
2. Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

CAMPUS AUTHENTIC LLC
By:	/s/ Alan G. Siemek
	Name:	Alan G. Siemek
	Title:	Chief Financial Officer, Treasurer and Assistant Secretary
[Signature Page to Assumption Agreement]

Annex 1-A
Schedule 1
NOTICE ADDRESS OF ADDITIONAL GRANTOR
Campus Authentic LLC
4700 South 19th Street
Lincoln, Nebraska 68501

Schedule 2
DESCRIPTION OF INVESTMENT PROPERTY
Pledged Stock: None.

Issuer	Class of Stock	Stock Certificate No.	No. of Shares

Pledged Notes: None.

Issuer	Payee	Principal Amount

Schedule 3
FILINGS AND OTHER ACTIONS REQUIRED TO PERFECT SECURITY INTERESTS
Uniform Commercial Code Filings

Grantor	State	Jurisdiction
Campus Authentic LLC	DE	Secretary of State

Schedule 4
LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE

Grantor	Location

Campus Authentic LLC, a Delaware limited liability company	Jurisdiction of Organization: Delaware Chief Executive Office: Lincoln, Nebraska Organizational ID Number: 3446488

Schedule 5
LOCATION OF INVENTORY AND EQUIPMENT

Grantor	Locations

Campus Authentic LLC	4700 South 19th Street
Lincoln, Nebraska 68501

Schedule 6
COPYRIGHTS AND COPYRIGHT LICENSES
None.
PATENTS AND PATENT LICENSES
None.
TRADEMARKS AND TRADEMARK LICENSES

Trademark	Serial No.	Registration No.	Jurisdiction	Owned by:
Campus Authentic	77/105056	3328622	U.S. Federal	Nebraska Book Company, Inc.

Schedule 7
EXISTING PRIOR LIENS
None.